Exhibit  23.1

                        CONSENT  OF  INDEPENDENT  AUDITOR


We consent to the use in this Registration Statement of Interspace Enterprises, Inc. on Form SB-2 of our report dated April 5, 2001, appearing in the Prospectus, which is part of this Registration Statement.

/s/  Siegel,  Smith  &  Garber,  LLP
September  6,  2002

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